EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is entered into as of September 2, 2025 among EASTERLY GOVERNMENT PROPERTIES LP, a Delaware limited partnership (the “Borrower”), EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation (the “Parent”), the entities listed on the signature pages hereto as the subsidiary guarantors from time to time (together with any Additional Guarantors from time to time party to the Credit Agreement, the “Subsidiary Guarantors” and, together with the Parent, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the “Initial Lenders”), CITIBANK, N.A., Wells Fargo Bank, N.A. (“Wells Fargo”), PNC Bank, National Association (“PNC”) and TRUIST BANK (“Truist”), as the initial issuers of Letters of Credit (the “Initial Issuing Banks”) and CITIBANK, N.A. (“Citi”), as administrative agent (together with any successor administrative agent appointed pursuant to Section 8.06 of the Credit Agreement, the “Administrative Agent”) for the Lender Parties.

Recitals

The Borrower, the Parent, the Guarantors, the Initial Lenders, the Initial Issuing Banks and the Administrative Agent, are parties to that certain Credit Agreement dated as of June 3, 2024 (the “Existing Credit Agreement”; the “Existing Credit Agreement” as amended by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The Borrower has requested that the Administrative Agent and the Lenders make conforming amendments to certain provisions of the Existing Credit Agreement, and the Administrative Agent and the Lenders are willing to make such amendments to the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I

AMENDMENTS TO CREDIT AGREEMENT
1.1
Amendment to Section 5.04. Section 5.04(a)(iv) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“[intentionally omitted].”

1.2
Amendment to Section 9.13. Section 9.13 of the Credit Agreement is hereby amended by adding the following clause (g):

“(g) Notwithstanding any other provision in this Agreement or any other document, the parties hereby agree that (i) each party (and each employee, representative, or other agent of each party) may disclose to any and all persons and entities, without limitation of any kind, the United States tax treatment and United States tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to each party relating to such United States tax treatment and United States tax structure, and (ii) nothing herein prohibits or impedes any individual from communicating or disclosing Information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or self-regulatory authority without any notification to any Person.”

EXECUTION VERSION

Article II

CONDITIONS TO EFFECTIVENESS
2.1
Closing Conditions. This Amendment shall become effective as of September 2, 2025 on the date on which, and only if, each of the following conditions precedent shall have been satisfied (such date, the “Amendment Effective Date”):
(a)
The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Guarantors;
(b)
The Administrative Agent shall have received counterparts of this Amendment executed by the Required Lenders; and
(c)
All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.
2.2
The effectiveness of this Amendment is further conditioned upon the accuracy of the factual matters described herein.
Article III

MISCELLANEOUS
3.1
Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as specifically amended and modified hereby, the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed by the Loan Parties and shall remain in full force and effect according to their respective terms.
3.2
Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:
(a)
It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)
This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and (ii) general principles of equity.
(c)
No material authorization or material approval or other material action by, and no material notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by such Person of this Amendment.
(d)
After giving effect to this Amendment, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct on and as of the date hereof in all material respects (unless (i) qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects and/or (ii) to the extent that the same are no longer true and correct as a result of changes in facts and circumstances that do not constitute, or result from, a breach by the Borrower of any of its covenants and do not otherwise

EXECUTION VERSION

constitute or result in a Default or Event of Default) and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and except further to the extent any such representations and warranties that are no longer true and correct as a result of factual changes since the Closing Date that are permitted under the Credit Agreement as of the date hereof (except to the extent any such representation and warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date).
(e)
As of the date hereof, to the knowledge of the Borrower, no Default or Event of Default has occurred and is continuing under any of the Loan Documents.
(f)
The Obligations are not subject to any offsets, defenses or counterclaims.
3.3
Reaffirmation of Obligations. Except as specifically amended or modified hereby, each Loan Party hereby ratifies the Credit Agreement and the other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of the Obligations.
3.4
Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment. No amendment, modification, or waiver of any of the provisions of this Amendment by any party hereto shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto.
3.5
Expenses. Each Loan Party agrees jointly and severally to pay, in accordance with Section 9.04 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable and documented fees and expenses of O’Melveny & Myers LLP, counsel for the Administrative Agent.
3.6
Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.7
Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8
Counterparts; Telecopy. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or by e-mail with a pdf or similar attachment shall be effective as delivery of an original executed counterpart of this Amendment. Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment and each other Loan Document. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic

EXECUTION VERSION

Transactions Act. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Without limitation of the foregoing, (a) to the extent the Administrative Agent has agreed to accept such electronic signature, the Administrative Agent and each of the Lender Parties and Issuing Banks shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto without further verification and regardless of the appearance or form of such electronic signature and (b) upon the request of the Administrative Agent or any Lender Party, any electronic signature shall be promptly followed by a manually executed counterpart. Each Loan Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any other Loan Document based solely on the lack of paper original copies of this Amendment and/or such other Loan Document and (ii) any claim against the Administrative Agent, each Lender Party and each Issuing Bank for any liabilities arising solely from such Person’s reliance on or use of electronic signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.
3.9
No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lender Parties, or the Administrative Agent’s or the Lender Parties’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
3.10
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
3.11
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12
Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.16 and 9.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be duly executed as of the date first set forth above.

BORROWER:

EASTERLY GOVERNMENT PROPERTIES LP,
a Delaware limited partnership

By:	EASTERLY GOVERNMENT PROPERTIES,
INC., a Maryland corporation,
its sole General Partner

	By:	/s/ Allison Marino
Name: Allison Marino
Title: Executive Vice President and Chief
Financial Officer

PARENT:

EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation

By:	/s/ Allison Marino
Name: Allison Marino
Title: Executive Vice President and Chief
Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

SUBSIDIARY GUARANTORS:

USGP ALBANY DEA, LLC,

a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

USGP DALLAS DEA LP,
a Delaware limited partnership

By: USGP DALLAS 1 G.P., LLC, its general partner

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

USGP DEL RIO CH LP,
a Delaware limited partnership

By: USGP DEL RIO 1 G.P., LLC, its general partner

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

USGP FRESNO IRS, LLC,
a Delaware limited liability company

By: USGP FRESNO IRS MEMBER LLC, its sole member

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

USGP SAN ANTONIO, LP,
a Delaware limited partnership

By: USGP SAN ANTONIO GP, LLC, its general partner

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

USGP ALBUQUERQUE USFS I, LLC,
a Delaware limited liability company

By: USGP ALBUQUERQUE USFS I MEMBER, LLC, its sole member

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

USGP II ARLINGTON PTO LP,
a Delaware limited partnership

By: USGP II ARLINGTON PTO GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

USGP II LAKEWOOD DOT LP,
a Delaware limited partnership

By: USGP II LAKEWOOD DOT GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

USGP II LITTLE ROCK FBI LP,
a Delaware limited partnership

By: USGP II LITTLE ROCK FBI GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

USGP II MARTINSBURG USCG LP,
a Delaware limited partnership

By: USGP II MARTINSBURG USCG GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 4411 OMAHA LP,
a Delaware limited partnership

By: USGP II Omaha FBI General Partner LLC, its

general partner, a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP CH EL CENTRO LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA NORTH HIGHLANDS LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA RIVERSIDE LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP DEA SANTA ANA LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA VISTA LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA WH SAN DIEGO LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP SSA SAN DIEGO LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP HUNTER LUBBOCK LP,
a Delaware limited partnership

By: EGP LUBBOCK GP LLC, its general partner

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP CH ABERDEEN LLC, a Delaware limited

liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 2297 OTAY LLC, a Delaware limited

liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP USCIS LINCOLN LLC, a Delaware limited

liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA LAB DALLAS LP,
a Delaware limited partnership

By: EGP DEA LAB DALLAS GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 1970 RICHMOND LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP 5441 ALBUQUERQUE LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 601 OMAHA LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 920 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 300 KANSAS CITY LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 1000 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP 200 ALBANY LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 401 SOUTH BEND LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 5425 SALT LAKE LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 1540 SOUTH BEND LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 1201 ALAMEDA LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP 10749 LENEXA LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 1547 TRACY LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 5855 SAN JOSE LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 10824 DALLAS LP,
a Delaware limited partnership

By: EGP 10824 DALLAS GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 130 BUFFALO LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP 320 CLARKSBURG LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 320 PARKERSBURG LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 500 CHARLESTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 2300 DES PLAINES LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 3311 PITTSBURGH LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP 85 CHARLESTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 7400 BAKERSFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 1440 UPPER MARLBORO LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 836 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 22624 STERLING LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP 1201 PORTLAND LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 116 SUFFOLK LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 2901 NEW ORLEANS LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 11201 LENEXA LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 14101 TUSTIN LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

ORANGE VA LLC,
a Delaware limited liability company

By: EGP WEST HAVEN LLC, its sole member

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 660 EL PASO LP,
a Delaware limited partnership

By: EGP 660 EL PASO GENERAL PARTNER LLC, its general member

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 4444 MOBILE LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP CHICO LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 200 MOBILE LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP 4136 NORTH CHARLESTON LLC,

a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 111 JACKSON LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 654 LOUISVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 717 LOUISVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 1501 KNOXVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP 318 SPRINGFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 7220 KANSAS CITY LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP DEA PLEASANTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 925 BROOKLYN HEIGHTS LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

WEST INDY VA LLC,
a Delaware limited liability company

By: EGP 557 Brownsburg LLC, its sole member

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP 17101 BROOMFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 5525 TAMPA LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 2146 COUNCIL BLUFFS LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 1065 ANAHEIM LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 2400 NEWPORT NEWS LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

EGP 1500 ATLANTA LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 555 GOLDEN LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 8222 IRVING LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 9495 ORLANDO LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 6643 ORLANDO LLC,
a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 1973 OGDEN LLC,

a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 188 WILLISTON LLC,

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 1200 WASHINGTON LLC,

a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP CARY LLC,

a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 17455 AURORA LLC,

a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 4065 BEAVERCREEK LLC,

a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

EGP 850 LEES SUMMIT LLC,

a Delaware limited liability company

By: /s/ Allison Marino_______________________

Name: Allison Marino

Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

CITIBANK, N.A., as an Initial Lender

By: /s/ Christopher Albano_____________________
Name: Christopher Albano
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

PNC BANK, NATIONAL ASSOCIATION, as an Initial Lender

By: /s/ Shari L. Reams-Henofer____________________
Name: Shari L. Reams-Henofer
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

WELLS FARGO BANK, N.A., as an Initial Lender

By: /s/ Craig V. Koshkarian_____________________
Name: Craig V. Koshkarian
Title: Executive Director

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

TRUIST BANK

By: /s/ C. Vincent Hughes, Jr._____________________
Name: C. Vincent Hughes, Jr.
Title: Director

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

BMO BANK N.A., as an Initial Lender

By: /s/ Stephanie Beggs_____________________
Name: Stephanie Beggs
Title: Director

[Signature Page to First Amendment to Credit Agreement]

EXECUTION VERSION

RAYMOND JAMES BANK, as an Initial Lender

By: /s/ Alexander Sierra_____________________
Name: Alexander Sierra
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as an Initial Lender

By: /s/ Germaine R. Korhone_____________________
Name: Germaine R. Korhone
Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]